UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

860 Conger Street, Eugene, OR 97402

(Address of Principal Executive Offices)

(541) 284-1476

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2015, Quest Solution, Inc. (the “Company”) issued a press release (the “Q3 Results Press Release”) announcing financial results for the third quarter ended September 30, 2015, and selected third quarter and year-to-date highlights. A copy of the Q3 Results Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 12, 2015, the Company held a telephonic conference call to provide a update to the Company’s stockholders to discuss the Company’s results of operations, general corporate updates and to conduct a question and answer period. With this Current Report, the Company is attaching a transcript of the conference call as Exhibit 99.2, which is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in these Item 2.02 and 7.01 disclosures, including Exhibits 99.1 and 99.2, and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Q3 Results Press Release, dated November 12, 2015

99.2	Transcript of Quest Solution, Inc. Conference Call, held November 12, 2015 at 4:30 PM ET

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2015

QUEST SOLUTION, INC.

By:	/s/ Gilles Gaudreault
Gilles Gaudreault
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Q3 Results Press Release, dated November 12, 2015

99.2	Transcript of Quest Solution, Inc. Conference Call, held November 12, 2015 at 4:30 PM ET